UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2021

METROMILE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39484	84-4916134
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

425 Market Street #700
San Francisco, CA	94105
(Address of principal executive offices)	(Zip Code)

(888) 242-5204

(Registrant’s telephone number,
including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	MILE	The Nasdaq Capital Market
Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50 per share	MILEW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§240.12b–2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.

The information set forth under Item 4.02 is incorporated into this Item 2.02 by reference.

Item 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

As previously reported, on February 9, 2021, INSU Acquisition Corp. II (“INSU” and after the Business Combination described herein, the “Company”), consummated a business combination (the “Business Combination”) in which a wholly-owned subsidiary of INSU merged with and into MetroMile, Inc. (“Legacy Metromile”), with Legacy Metromile surviving the Business Combination as a wholly-owned subsidiary of INSU, and in which INSU changed its name to “Metromile, Inc.”

On April 12, 2021, the Acting Director of the Division of Corporate Finance and the Acting Chief Accountant of the U.S. Securities and Exchange Commission (the “SEC”) issued “Staff Statement on Accounting and Reporting Considerations for Warrants Issued by Special Purpose Acquisition Companies” (the “Statement”). The Statement discussed “certain features of warrants issued in special purpose acquisition company (“SPAC”) transactions” that “may be common across many entities.” The Statement indicated that when one or more of such features is included in a warrant, the warrant “should be classified as a liability measured at fair value, with changes in fair value each period reported in earnings.” The Company has previously classified its private placement warrants and public warrants (collectively, the “Warrants”), which were issued in connection with INSU’s initial public offering in 2020, as equity.

Following consideration of the guidance in the Statement, the Company concluded that the Warrants do not meet the conditions to be classified in equity and instead, the Warrants meet the definition of a derivative under Accounting Standards Codification 815, under which the Warrants should have been presented as liabilities on the Company’s balance sheet and marked to fair value each reporting period with the change in fair value recognized in the Company’s statement of operations. The historical financial statements of Legacy Metromile were not affected by the Statement. As the Business Combination was consummated on February 9, 2021, the Form 10-Q for the quarter in which the Business Combination closed has not yet been filed.

On May 16, 2021, the Audit Committee of the Board of Directors of the Company (the “Audit Committee”), in response to the Statement, determined that the previously issued consolidated financial statements of INSU as of December 31, 2020 included in (i) the Company’s Annual Report on Form 10-K for the year ended December 31, 2020, filed with the SEC on March 31, 2021 (the “2020 Form 10-K”), (ii) the Company’s Registration Statement on Form S-1, which was declared effective by the SEC on April 2, 2021 (the “Resale S-1”) and (iii) INSU’s unaudited condensed financial statements for the nine months ended September 30, 2020 (such periods, the “Affected Periods”), should be restated to reflect the impact of the guidance provided in the Statement and accordingly, should no longer be relied upon. Similarly, any previously furnished or filed reports, related earnings releases, investor presentations or similar communications of the Company describing the Company’s financial results for the Affected Periods should no longer be relied upon.

The Company intends to file as soon as reasonably practicable (i)(a) an amendment to the 2020 Form 10-K and (b) a post-effective amendment to the Resale S-1 in order to provide restated consolidated financial statements for the year ended December 31, 2020 and related revisions and (ii) an amendment to the Company’s Form 8-K, originally filed on February 11, 2021, and amended on February 11, 2021 and March 31, 2021 in order to provided restated unaudited pro forma condensed combined financial information of the Company for the year ended December 31, 2020.

The Company currently expects that the reclassification of the Warrants will have no impact on its historical liquidity, cash flows, or revenues. For the year ended December 31, 2020, the Company expects to recognize approximately $14-15 million incremental non-operating expense, thereby increasing the Company’s net operating loss by approximately $14-15 million.

For the first quarter of 2021, the Company recognized approximately $21 million incremental non-cash non-operating income as a result of the mark-to-market accounting and a $25 million warrant liability as of March 31, 2021.

All estimates contained in this report are subject to change as management completes the Form 10-K/A, and the Company’s independent registered public accounting firms have not audited or reviewed these estimates or ranges. An audit of annual financial statements could result in material changes to these ranges and estimates.

The Audit Committee and Company management have discussed the matters disclosed in this Item 4.02 with Grant Thornton LLP, INSU’s independent registered public accounting firm for the Affected Periods, and Moss Adams LLP, the Company’s current independent registered public accounting firm.

In connection with the restatement described above, management re-evaluated the effectiveness of INSU’s disclosure controls and procedures as of December 31, 2020 and concluded that INSU’s disclosure controls and procedures were not effective at the reasonable assurance level as of December 31, 2020 due to a material weakness in internal control over financial reporting relating to the accounting treatment for complex financial instruments, solely as a result of the Warrant misclassification discussed above.

Cautionary Note Regarding Forward-Looking Statements

The Company makes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 31E of the Securities Exchange Act of 1934, as amended, in this Current Report on Form 8-K. These forward-looking statements can be identified by the use of forward-looking terminology. When used in this Current Report on Form 8-K, the word “expects,” the negative of such term and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. Such statements include, but are not limited to, any statements relating to the expected impact of the reclassification on future or historical financial statements.

The Company cautions you that these forward-looking statements are subject to a number of the risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of the Company, that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, further changes in or developments regarding accounting guidance regarding warrants, adjustments to the estimates and ranges shared in this Current Report on Form 8-K following review by the Company’s independent auditors, as well as those factors described in the “Risk Factors” section of the Form 10-K/A that the Company will file with the SEC.

These forward-looking statements are based on information available as of the date of this Current Report on Form 8-K and management’s current expectations, forecasts and assumptions, and involve a number of risks and uncertainties. Accordingly, forward-looking statements in this Current Report on Form 8-K should not be relied upon as representing the Company’s views as of any subsequent date, and the Company does not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 18, 2021	METROMILE, INC.

	By:	/s/ Dan Preston
	Name:	Dan Preston
	Title:	Chief Executive Officer

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